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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                            THE CHASE MANHATTAN BANK
          ------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                 CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
      -------------------------------------------------------------------
                     (Issuer with respect to Certificates)

         New York                      33-93570                  13-4994650
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                 270 Park Avenue, New York, New York               10017
               ----------------------------------------          ----------
               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank ("Chase"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On January 16, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Chase, Chase Manhattan Bank USA, National Association ("Chase USA") and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase does not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.

Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Statement to Certificateholders with respect to the January 16, 2001 distribution.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                                             The Chase Manhattan Bank,
                                             as Servicer

                                             By: Chase Manhattan Mortgage
                                                 Corporation

                                             By: /s/ Richard P. Dargan
                                                 -------------------------------
                                                 Name:  Richard P. Dargan
                                                 Title: Vice President


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                    Description
-----------                    -----------

20.1                           Statement to Certificateholders dated
                               January 16, 2001 delivered pursuant to
                               Section 5.03 of the Pooling and Servicing
                               Agreement dated as of September 1, 1995.